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                                                                 Exhibit i(1)(h)

[Freedman, Levy, Kroll & Simonds Letterhead]

                                   CONSENT OF
                        -------------------------------
                        FREEDMAN, LEVY, KROLL & SIMONDS
                        -------------------------------

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 15 to the Form N-1A Registration Statement of AIM Variable Insurance Funds, Inc. (File No. 33-57340).



                                       /s/ Freedman, Levy, Kroll & Simonds
                                       ----------------------------------------
                                           FREEDMAN, LEVY, KROLL & SIMONDS

Washington D.C.
February 10, 2000